Exhibit 21.1

DXC TECHNOLOGY COMPANY

Subsidiaries

NAME	JURISDICTION OF ORGANIZATION
“Ent Services Bel” Limited liability Company	Belarus

A.C.N. 007 443 165 Pty Ltd.	Australia

A.C.N. 060 674 580 Pty Ltd	Australia

AAS Consulting Pty Limited	Australia

Adeus Aktienregister-Service-GmbH	Germany

Alliance-One Holdings LLC	Delaware

Alliance-One Investments, LLC	Delaware

Alliance-One Services, Inc.	Delaware

AppLabs Inc.	Delaware

Applabs Limited	United Kingdom

Applabs Technologies (UK) Pvt. Limited	United Kingdom

Applabs Technologies Private Limited	Pennsylvania

AppLabs Technologies Pvt Ltd Corp.	Utah

Aspediens España S.L.	Spain

Aspediens Holding SA	Switzerland

Australian College of Project Management Pty. Ltd.	Australia

Australian Information Technology Pty. Ltd.	Australia

B T Objects Limited	England

Bad Homburger Inkasso GmbH	Germany

Beijing Bokai Technology Co., Ltd.	China

Beijing Bokai Technology Co., Ltd. Chongqing Branch	China

Beijing Bokai Technology Co., Ltd. Dalian Branch	China

Beijing Bokai Technology Co., Ltd. Guangzhou Branch	China

NAME	JURISDICTION OF ORGANIZATION

Beijing Bokai Technology Co., Ltd. Shanghai Branch	China

Beijing CSA Computer Sciences Technology Company Limited	China

Bokai Enterprise Services (Wuhan) Co., Ltd.	China

BT Operaciones de México, S. de R.L. de C.V.	Mexico

BTO Group LLC	Russian Federation

CAD IT SpA	Italy

Campion Limited	Isle Of Man

CeleritiFinTech Germany GmbH	Germany

CeleritiFinTech Italy srl	Italy

CeleritiFinTech Limited	England

Celeritifintech Services Australia Pty Limited	Australia

CeleritiFinTech Services Germany GmbH	Germany

CeleritiFinTech Services Italy srl	Italy

Celeritifintech Services Limited	England

CeleritiFinTech Services Portugal, Unipessoal Ltda	Portugal

CeleritiFintech Services UK Limited	England

CeleritiFinTech Services USA, Inc.	Delaware

CELERITIFINTECH SERVICES VIETNAM COMPANY LIMITED	Vietnam

CeleritiFinTech USA, Inc.	Delaware

Century Credit Corporation	Nevada

Century Leasing Corporation	Nevada

Century LLC	Nevada

Century Subsidiary Corporation	Nevada

Citymax Integrated Information Systems Ltd	United Kingdom

Cleartech Brasil Ltda	Brazil

NAME	JURISDICTION OF ORGANIZATION

Computer Sciences Canada Inc./Les Sciences de l’Informatique Canada Inc.	Canada

Computer Sciences Corporation	Nevada

Computer Sciences Corporation (NZ) Holdings Limited	New Zealand

Computer Sciences Corporation (NZ) Limited	New Zealand

Computer Sciences Corporation Australia Pty Limited	New South Wales

Computer Sciences Corporation d.o.o. Beograd	Serbia

Computer Sciences Corporation India Private Limited	India

Computer Sciences Corporation India Private Limited—Dubai Branch	United Arab Emirates

Computer Sciences Corporation Services (Proprietary) Limited	South Africa

Concerto Cloud Services, LLC	Delaware

Continental Grand, Limited Partnership	Nevada

Continuum (Deutschland) GmbH	Germany

Continuum Europe BV	The Netherlands

Continuum SOCS SAS	France

Covansys (Asia Pacific) Private Limited	Singapore

Covansys (Asia Pacific) Pte Limited – Japan Branch	Japan

Covansys (Mauritius) Limited	Mauritius

Covansys Netherlands BV	The Netherlands

Covansys S.L.	Spain

CSA (PRC) Company Limited	Hong Kong

CSC (New Zealand & Pacific Islands) Limited	New Zealand

CSC Agility Platform Australia Pty Limited	Australia

CSC Agility Platform, Inc.	Delaware

NAME	JURISDICTION OF ORGANIZATION

CSC Airline Solutions Denmark A/S	Denmark

CSC Arabia Limited	Saudi Arabia

CSC Asia Holdings Pte. Ltd.	Singapore

CSC Asset Funding I LLC	Delaware

CSC Asset Management Inc.	Nevada

CSC Belgium Inc.	Nevada

CSC Brazil Holdings LLC	Delaware

CSC Bulgaria EOOD	Bulgaria

CSC Capital Funding Limited	Ireland

CSC Computer Sciences (Middle East) FZ LLC	United Arab Emirates

CSC Computer Sciences (Middle East) FZ LLC—Abu Dhabi Branch	United Arab Emirates

CSC Computer Sciences (Middle East) FZ LLC—FreeZone Branch	United Arab Emirates

CSC Computer Sciences (Middle East) Limited	United Kingdom

CSC Computer Sciences (Middle East) Limited O.P.C.	Qatar

CSC Computer Sciences (Middle East) Ltd – Saudi Arabia Branch	Saudi Arabia

CSC Computer Sciences Argentina SRL	Argentina

CSC Computer Sciences Brasil SA	Brazil

CSC Computer Sciences BV	The Netherlands

CSC Computer Sciences Capital S.à r.l.	Luxembourg

CSC Computer Sciences Capital S.a.r.l.- US Branch	Nevada

CSC Computer Sciences Chile Inversiones Limitada	Chile

CSC Computer Sciences Colombia SAS	Colombia

NAME	JURISDICTION OF ORGANIZATION

CSC Computer Sciences Consulting Austria GmbH	Austria

CSC Computer Sciences Corporation Chile S.A.	Chile

CSC Computer Sciences Egypt Limited Liability Company	Egypt

CSC Computer Sciences EMEA Finance Limited	United Kingdom

CSC Computer Sciences Finance Luxembourg S.à r.l.	Luxembourg

CSC Computer Sciences Financing LLP	United Kingdom

CSC Computer Sciences Finland Oy	Finland

CSC Computer Sciences Holdings S.à r.l.	Luxembourg

CSC Computer Sciences Ibérica, SL	Spain

CSC Computer Sciences International Holdings Limited	United Kingdom

CSC Computer Sciences International Inc.	Nevada

CSC Computer Sciences International Limited	United Kingdom

CSC Computer Sciences International Operations Limited	United Kingdom

CSC Computer Sciences International S.à r.l.	Luxembourg

CSC Computer Sciences International Services Limited	United Kingdom

CSC Computer Sciences Ireland Limited	Ireland

CSC Computer Sciences Ireland No. 2 Designated Activity Company	Ireland

CSC Computer Sciences Limited	United Kingdom

CSC Computer Sciences Peru S.R.L.	Peru

CSC Computer Sciences Polska Sp zoo	Poland

NAME	JURISDICTION OF ORGANIZATION

CSC Computer Sciences Romania SRL	Romania

CSC Computer Sciences s.r.o.	Czech Republic

CSC Computer Sciences SA	Luxembourg

CSC Computer Sciences spol s.r.o.	Slovakia

CSC Computer Sciences UK Holdings Limited	United Kingdom

CSC Computer Sciences US Holdings One LLC	Delaware

CSC Computer Sciences US Holdings Two LLC	Delaware

CSC Computer Sciences, S. de R.L. de C.V.	Mexico

CSC Consulting, Inc.	Massachusetts

CSC Consulting, Inc.—Canada Branch	Ontario

CSC Covansys Corporation	Michigan

CSC Credit Services, Inc. (CA)	California

CSC Cybertek Corporation	Texas

CSC Danmark A/S	Denmark

CSC Deutschland Consulting GmbH	Germany

CSC Deutschland GmbH	Germany

CSC Enformasyon Teknoloji Hizmetleri Limited Sirketi	Turkey

CSC Enterprises	Delaware

CSC Finance Company LLC	Delaware

CSC Financial Services (Proprietary) Limited	South Africa

CSC Financial Services Group Pty. Limited	Australia

CSC Financial Solutions Ireland Limited	Ireland

CSC Holdings (SA) (Proprietary) Limited	South Africa

CSC Hungary Information Technology Services Kft	Hungary

CSC Information Technology (Tianjin) Company Limited	China

NAME	JURISDICTION OF ORGANIZATION

CSC Information Technology Services Pte. Ltd.	Singapore

CSC Infotech India LLP	India

CSC International Systems Management Inc.	Nevada

CSC Japan, Ltd.	Delaware

CSC LATAM Company LLC	Nevada

CSC Life Sciences Limited	England

CSC Logic, Inc.	Texas

CSC Managed Holdings LLC	Nevada

CSC New Zealand Limited	New Zealand

CSC Norge AS	Norway

CSC Puerto Rico, LLC	Puerto Rico

CSC Scandihealth A/S	Denmark

CSC Services Management Ireland Limited	Ireland

CSC Servicios, S. de R.L. de C.V.	Mexico

CSC Software Technology (Shanghai) Company Ltd.	Beijing

CSC Sverige AB	Sweden

CSC Switzerland GmbH	Switzerland

CSC Technologies India Private Limited	India

CSC Technology (Beijing) Co., Ltd.	Beijing

CSC UKD 4 Limited	United Kingdom

CSCA CAPITAL FINANCE PTY LIMITED	Australia

Dalmatian Group Pty Ltd	Australia

Data Integration Limited	United Kingdom

Datasure Holdings Limited	United Kingdom

Datec (Qld) Pty Ltd	Australia

DAWRIVER PTY LIMITED	Australia

Dekru BV	The Netherlands

Digital GlobalSoft Ltd (Germany Branch)	Germany

DXC CONNECT PTY LIMITED	Australia

NAME	JURISDICTION OF ORGANIZATION

DXC CONSULTING PTY LIMITED	Australia

DXC ECLIPSE (NEW ZEALAND) LIMITED	New Zealand

DXC ECLIPSE PTY LIMITED	Australia

DXC Eclipse Pty Ltd (Fiji Branch)	Fiji

DXC PROFESSIONAL SOLUTIONS PTY LIMITED	Australia

DXC SAE PTY LIMITED	Australia

DXC Technology (Philippines), Inc.	Philippines

DXC Technology (Thailand) Ltd.	Thailand

DXC TECHNOLOGY AUSTRALIA HOLDINGS PTY LTD	Australia

DXC Technology Australia Pty Limited	Australia

DXC Technology Belgium VOF/SNC	Belgium

DXC Technology Company	Nevada

DXC Technology Company	Nevada

DXC Technology Company- Test	Nevada

DXC Technology Financial Services Holding SAS	France

DXC Technology Financial Services SAS	France

DXC Technology France Holding SAS	France

DXC Technology France SAS	France

DXC Technology Hong Kong Limited	Hong Kong

DXC Technology Italy srl	Italy

DXC Technology Japan LLC	Japan

DXC Technology Korea YH	Korea

DXC Technology Luxembourg SA	Luxembourg

DXC Technology Malaysia Sdn. Bhd.	Malaysia

DXC Technology New Asia Holdings Pte. Ltd.	Singapore

DXC TECHNOLOGY NZ LIMITED	New Zealand

DXC Technology Portugal, Lda	Portugal

NAME	JURISDICTION OF ORGANIZATION

DXC Technology Services LLC	Delaware

DXC Technology Services Vietnam Company Limited	Vietnam

DXC Technology Singapore Pte. Ltd.	Singapore

DXC Technology South Africa (Pty) Limited	South Africa

DXC Technology Spain, SA	Spain

DXC Technology Taiwan Limited	Taiwan

DXC UNITED PTY LIMITED	Australia

E IT Services Co. Kazakhstan	Kazakhstan

E Services Singapore Pte. Ltd	Singapore

E.D.S. International Limited	England & Wales

Eclipse Intelligent Solutions (USA) Inc.	Delaware

EDS (New Zealand) Pensions Limited	New Zealand

EDS Electronic Data Systems (Thailand) Co., Ltd	Thailand

EDS Finance (Cayman)	Cayman Islands

EDS Finance Ltd	United Kingdom

EDS Finance Partnership (Canada) L.P.	Quebec

EDS Finance Partnership (Cayman), L.P.	Cayman Islands

EDS Global Contracts, LLC	Delaware

EDS Mexicana S. de R.L. de C.V.	Mexico

EDS Trustee Limited	United Kingdom

EDS World Corporation (Netherlands) LLC	Delaware

EHRO Holding Company	Delaware

EIT Services Co. Portugal, Lda.	Portugal

EIT Services France SAS	France

EIT Services India Private Limited	Singapore

EIT Services India Private Limited	India

EIT Services India Private Limited	United Kingdom

NAME	JURISDICTION OF ORGANIZATION

EIT Services India Private Limited	Australia

EIT Services India Private Limited	Massachusetts

EIT Services India Private Limited—Belgian Branch	Belgium

EIT Services Taiwan Co. Ltd.	Taiwan

Electronic Data Systems (Egypt) SAE	Egypt

Ent. Services Australia Pty Ltd	Australia

Ent. Services CentroAmerica CAC, Ltda.	Costa Rica

Ent. Services Development Corporation LP	Texas

Ent. Services Hellas—IT Services Limited Liability Company	Greece

Ent. Services Zagreb d.o.o.	Croatia

Enterprise IT Services Middle East FZ LLC	United Arab Emirates

Enterprise Services (AP) Limited	Hong Kong

Enterprise Services (AP) Limited, Philippines Regional Operating Headquarters	Philippines

Enterprise Services (Hong Kong) Limited	Hong Kong

Enterprise Services (Thailand) Limited	Thailand

Enterprise Services Administrative Services LLC	Delaware

Enterprise Services Argentina S.R.L	Argentina

Enterprise Services Asia Pacific Corporation	Nevada

Enterprise Services Belgium BVBA	Belgium

Enterprise Services Bermuda Holding LLC	Delaware

Enterprise Services Brasil Serviços de Tecnologia Ltda	Brazil

Enterprise Services Brazil Holdings LLC	Delaware

NAME	JURISDICTION OF ORGANIZATION

Enterprise Services Bulgaria EOOD	Bulgaria

Enterprise Services Caribe, LLC	Puerto Rico

Enterprise Services CDG S.A. (JV 50.9%)	Morocco

Enterprise Services Chile Comercial Limitada	Chile

Enterprise Services CIT LLC	Delaware

Enterprise Services Colombia S.A.S.	Colombia

Enterprise Services Communications LLC	Delaware

Enterprise Services Corporación Ven C.C.A.	Venezuela

Enterprise Services d.o.o. Beograd	Serbia

Enterprise Services DC Holdings LLC	Delaware

Enterprise Services Defence and Security UK Limited	United Kingdom

Enterprise Services Delaware LLC	Delaware

Enterprise Services Delivery Center Tunisie S.A.R.L.	Tunisia

Enterprise Services Denmark ApS	Denmark

Enterprise Services Doha for Information Technology Consultancy	Qatar

Enterprise Services Energy Italia S.r.l.	Italy

Enterprise Services Finland Oy	Finland

Enterprise Services France SAS	France

Enterprise Services Information Security UK Limited	United Kingdom

Enterprise Services International Trade B.V, Saudi Arabian Branch	Saudi Arabia

Enterprise Services International Trade B.V.	Netherlands

Enterprise Services International Trade B.V.	Azerbaijan

Enterprise Services Italia S.r.l.	Italy

Enterprise Services Japan, Ltd.	Japan

NAME	JURISDICTION OF ORGANIZATION

Enterprise Services Korea, Ltd.	Korea, Republic of

Enterprise Services Latin America Corporation	Argentina

Enterprise Services Latin America Corporation	Peru

Enterprise Services Latin America Corporation	Delaware

Enterprise Services LLC	Delaware

Enterprise Services Luxembourg S.à r.l.	Luxembourg

Enterprise Services Magyarország Kft	Hungary

Enterprise Services Maroc SARL	Morocco

Enterprise Services Nederland B.V.	Netherlands

Enterprise Services New Ireland II LLC	Delaware

Enterprise Services New Ireland LLC	Delaware

Enterprise Services New Zealand Holdings Pty Ltd	Australia

Enterprise Services New Zealand Limited	New Zealand

Enterprise Services Norge AS	Norway

Enterprise Services Panama, S. de R.L.	Panama

Enterprise Services Peru S.R.L.	Peru

Enterprise Services Plano LLC	Delaware

Enterprise Services Polska spółka z ograniczoną odpowiedzialnością	Poland

Enterprise Services Romania SRL	Romania

Enterprise Services Servicios Profesionales, S. de R.L. de C.V.	Mexico

Enterprise Services Slovakia s.r.o.	Slovakia

Enterprise Services South Africa (Pty) Ltd	South Africa

Enterprise Services State and Local Inc.	Illinois

Enterprise Services Sverige AB	Sweden

NAME	JURISDICTION OF ORGANIZATION

Enterprise Services Tunisie S.A.R.L.	Tunisia

Enterprise Services World Corporation	Nevada

Enterprise Services World Trade LLC	Delaware

Enterprise Solutions Consultoría y Aplicaciones España, S.L.U.	Spain

Enterprise Solutions Outsourcing España, S.L.U.	Spain

Enterprise Solutions Procesos de Negocio España, S.L.U.	Spain

Enterprise Tech Partners Italia S.r.l.	Italy

EntServ Turkey Teknoloji Çözümleri Limited Şirketi	Turkey

EntServ (Mauritius) Limited	Mauritius

EntServ Costa Rica, Limitada	Costa Rica

EntServ Deutschland GmbH	Germany

Entserv East Africa Limited	Kenya

EntServ Enterprise Services Austria GmbH	Austria

Entserv Enterprise Services Mexico S. de R.L. de C.V.	Mexico

EntServ International Sárl	United Arab Emirates

EntServ International Sàrl	Switzerland

EntServ International Sàrl LLC	Puerto Rico

Entserv Israel Ltd.	Israel

Entserv Malaysia Sdn. Bhd.	Malaysia

EntServ Nigeria Limited	Nigeria

EntServ OMS Israel Ltd	Israel

EntServ Philippines, Inc.	Philippines

EntServ Schweiz GmbH	Switzerland

EntServ Turkey Teknoloji Çözümleri Limited Şirketi	Turkey

EntServ UK Limited	United Kingdom

ES Alps HoldCo B.V.	Netherlands

NAME	JURISDICTION OF ORGANIZATION

ES Berlin B.V.	Netherlands

ES Brasil Participações Ltda.	Brazil

ES Brielle B.V.	Netherlands

ES Canada HoldCo LLC	Delaware

ES Capital Co	Cayman Islands

ES Caribe y Andina B.V.	Trinidad and Tobago

ES Caribe y Andina B.V.	Netherlands

ES Caribe Y Andina B.V. Sucursal Uruguay	Uruguay

ES Centaurus B.V.	Netherlands

ES Eastern Holding B.V.	Netherlands

ES Elysian L.P.	Bermuda

ES Field Delivery Belgium BVBA	Belgium

ES Field Delivery Deutschland GmbH	Germany

ES Field Delivery France SAS	France

ES Field Delivery Holding B.V.	Netherlands

ES Field Delivery Ireland Limited	Ireland

ES Field Delivery Italia S.r.l.	Italy

ES Field Delivery Luxembourg S.á r.l.	Luxembourg

ES Field Delivery Nederland B.V.	Netherlands

ES Field Delivery Portugal, Unipessoal Lda.	Portugal

ES Field Delivery Spain, S.L.U.	Spain

ES Field Delivery UK Limited	United Kingdom

ES Finance B.V.	Netherlands

ES French HoldCo B.V.	Netherlands

ES Gatriam Holding B.V.	Netherlands

ES Globalsoft HoldCo B.V.	Netherlands

ES Hague B.V.	Netherlands

ES Hague II B.V.	Netherlands

NAME	JURISDICTION OF ORGANIZATION

ES HoldCo B.V.	Netherlands

ES HoldCo II B.V.	Netherlands

ES HoldCo III B.V.	Netherlands

ES HoldCo IV B.V.	Netherlands

ES HoldCo V B.V.	Netherlands

ES Immobilien GmbH	Germany

ES Investment Co	Cayman Islands

ES Japan HoldCo B.V.	Netherlands

ES Japan Systems HoldCo B.V.	Netherlands

ES Perseid	Cayman Islands

ES Pragma LLC	Delaware

ES Russia HoldCo B.V.	Netherlands

ES Russia HoldCo II B.V.	Netherlands

ES Shared Service Center S.p.A.	Italy

ES Shared Service Center Societa per Azioni, Branch Austria	Austria

ES Sinope Holding B.V.	Netherlands

ES Situla Holding B.V.	Netherlands

ES Taiwan HoldCo B.V.	Netherlands

ESIT Advanced Solutions Inc.	British Columbia

ESIT Canada Enterprise Services Co./ESIT Canada Services Aux Enterprises Cie	Nova Scotia

EURL CSC Computer Sciences Corporation Algeria	Algeria

Everett Merger Sub Inc	Delaware

Experteam SA/NV	Belgium

Fixnetix Inc.	Delaware

Fixnetix Limited	United Kingdom

Fondsdepot Bank GmbH	Germany

Fruition Partners Australia Pty Ltd	Australia

NAME	JURISDICTION OF ORGANIZATION

Fruition Partners Canada Limited	British Columbia

Fruition Partners UK Holdco Limited	United Kingdom

Fruition Partners UK Limited	United Kingdom

Fruition Partners, Inc.	Delaware

G.C. McKeown Systems Limited	Ireland

Gibson Quai—AAS Pty Ltd	Australia

Global EntServ Solutions Galway Limited	Ireland

Global EntServ Solutions Ireland Limited	Ireland

Golden Hills Mining Services Pty Ltd	Australia

Guizhou Bokai Technology Co.Ltd	China

HAS SOLUTIONS PTY LIMITED	Australia

Hewlett-Packard AP (Hong Kong) Limited—Bangladesh Branch	Bangladesh

Hewlett-Packard AP (Hong Kong) Limited (Pakistan Branch)	Pakistan

Hewlett-Packard GlobalSoft Ltd, Zweigniederlassung München	Germany

Hewlett-Packard Globalsoft Private Limited	Australia

High Tech Services Insurance, Ltd.	Bermuda

HR Enterprise Limited	United Kingdom

HR Holdco Limited	United Kingdom

i SOFT Limited	United Kingdom

IBA HEALTH (ASIA) HOLDINGS PTE LTD	Singapore

IBA Health (Asia) Sdn Bhd	Malaysia

IBA Health Middle East LLC	Oman

Implementaciones Soft Sanidad Peru, S.A.C.	Peru

Implementaciones Soft Sanidad, SA de CV	Mexico

Infochimps, Inc.	Delaware

Infrex Limited	United Kingdom

NAME	JURISDICTION OF ORGANIZATION

Innovative Banking Solutions AG	Germany

Ins-Sure Holdings Limited	United Kingdom

Ins-Sure Services Limited	United Kingdom

INTEG Group Pty Ltd	Australia

Integ Queensland Pty Ltd	Australia

Integradora de Servicios Central, S.A. de C.V. (JV 48.9%)	Mexico

Integradora de Servicios S.A. de C.V. (ISSA) (JV 50%)	Mexico

ISI (China) Co., Ltd.	N/A

ISI China Co., Ltd.	China

iSOFT (PRIMARY CARE) PTY LTD	Australia

iSOFT Australia Pty Limited	Australia

iSOFT EHEALTH PTY LTD	Australia

iSOFT Group (UK) Limited	United Kingdom

iSOFT Group Pty Limited	Australia

iSoft Health (Asia) Pte. Ltd.	Singapore

ISOFT Health (Ireland) Limited	Ireland

ISOFT Health (South Africa) (Pty) Limited	South Africa

iSoft Health Logic (Malaysia) Sdn Bhd	Malaysia

iSoft Health Systems (Malaysia) Sdn Bhd	Malaysia

ISOFT Health Verwaltungs-GmbH	Germany

iSOFT HEALTHCARE SYSTEMS PTY LIMITED	Australia

iSoft Holdings (Singapore) Pte Ltd	Singapore

iSOFT HOLDINGS PTY LIMITED	Australia

ISOFT Iberia, S.L.	Spain

iSOFT Inc.	Delaware

ISOFT Ireland Limited	Ireland

iSOFT Nederland BV	The Netherlands

iSoft Sanidad Dominicana SRL	Dominican Republic

iSoft Sanidad SA – Sucursal Ecuador	Ecuador

NAME	JURISDICTION OF ORGANIZATION

iSOFT Sanidad, SA	Spain

iSOFT SOLUTIONS (INTERNATIONAL) PTY LTD	Australia

iSoft Solutions (Thailand) Limited	Bangkok

iSOFT SOLUTIONS PTY LTD	Australia

iSOFT SYSTEMS PTY LTD	Australia

IT Corporate Solutions Spain, S.L.U.	Spain

IT Enterprise Services Czechia, s.r.o.	Czech Republic

Jana Java Sdn Bhd	Malaysia

Japan Systems Company Limited (HP 53.64%)	Japan

Jigsaw Services Pty Ltd	Australia

Jireh Consulting Services Limited	New Zealand

LCO Marine Limited	United Kingdom

LCO Non-Marine and Aviation Limited	United Kingdom

Limited Liability Company “Enterprise Services Ukraine”	Ukraine

Limited Liability Company Enterprise Services	Russian Federation

Logistica Digitale Srl	Italy

London Processing Centre Limited	United Kingdom

LPSO Limited	United Kingdom

Lucid IT Pty Limited	Australia

Lucid IT Unit Trust	Australia

Lux 1 Holding Company, Inc.	Delaware

MarketMaker4 Limited	United Kingdom

McKeown Software Limited	Ireland

Multiconsult Limited	Mauritius

MYND Corporation	South Carolina

Mynd International LLC	Delaware

Mynd International LLC—Philippines Branch	Philippines

Mynd Partners f/k/a Legalgard Partners, L.P.	Pennsylvania

Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P.	Texas

NAME	JURISDICTION OF ORGANIZATION

NameCo 2017, LLC	Delaware

NHIC, Corp.	Texas

Oxygen Business Solutions Limited	New Zealand

Oxygen Business Solutions Pty Ltd	Australia

Oxygen Express Pty Ltd	Australia

Pacific Consulting (QLD) Pty Ltd	Australia

Paxus Financial R & D Pty. Limited	Australia

Paxus NV	Curacao

PDA Software Services LLC	Delaware

PharmaConnect, Inc.	Florida

Planpower Pty Ltd	Australia

PRC/ORI JV	Virginia

PT DXC Technology Indonesia	Indonesia

PT EIT Services Indonesia	Indonesia

Purple Fountain Properties 103 (Proprietary) Limited	N/A

Red Rock Consulting Pty Ltd	Australia

Red Rock Enterprises Ltd	New Zealand

Red Rock Ltd	New Zealand

RockSolid SQL Pty Ltd	Australia

SafeGuard Services LLC	Delaware

Saltbush Assurance Pty Ltd	Australia

Saltbush Consulting Pty Ltd	Australia

Saltbush Development Pty Ltd	Australia

Saltbush Group Pty Ltd	Australia

Saltbush Solutions Pty Ltd	Australia

Saltbush Training Pty Ltd	Australia

SBB Services, Inc.	Delaware

SLCI Pty Ltd	Australia

Software Technology (Singapore) Pte Ltd	Singapore

Spikes Cavell Analytic Inc.	Delaware

NAME	JURISDICTION OF ORGANIZATION

Spikes Cavell Analytic Limited	United Kingdom

Spiritguide Limited	United Kingdom

Spiritmodel Limited	United Kingdom

Strategic Business Transformation Services LLC (fka BF Big Fish LLC)	Delaware

Stream Consulting Services Pty Ltd	Australia

Stream Holdings Australia Pty Ltd	Australia

Stream Technologies Pty Ltd	Australia

TechBusiness Operaciones México, S. de R.L. de C.V.	Mexico

Technology Service Partners, Inc.	Florida

The Mobile Phone Directory Limited	United Kingdom

Tianjin CSA Computer Sciences Technology Company Limited	China

Total Objects Limited	United Kingdom

Tribdridge International, LLC	Delaware

Tribridge EMEA Ltd.	United Kingdom

Tribridge Enterprises Canada, ULC	Canada

Tribridge Holdings LLC	Delaware

Tribridge Italy S.r.l.	Italy

Tripoint Corporation Pty Ltd	Australia

UAB CSC Baltic	Lithuania

UAB ES Hague Lietuva	Lithuania

Ultra First VMS Inc.	Delaware

Ultra KMS Inc.	Delaware

Ultra SC Inc.	Nevada

Ultra Second VMS LLC	Delaware

Ultragenda NV	Belgium

UXC BSG Holdings Pty Ltd	Australia

UXC Cloud Consulting Pty Ltd	Australia

UXC Cloud Solutions Pty Ltd	Australia

NAME	JURISDICTION OF ORGANIZATION

UXC Connect Integ Pty Ltd	Australia

UXC Connect XSI Pty Ltd	Australia

UXC Consulting Pte. Ltd.	Singapore

UXC Consulting Sdn Bhd	Kuala Lumpar

UXC Eclipse (USA) Inc.	New York

UXC Eclipse AES, LLC	Delaware

UXC Eclipse Solutions (Canada) LTD.	British Columbia

UXC Eclipse USA, LLC	Delaware

UXC Engineering Solutions Pty Ltd	Australia

UXC FSG Holdings Pty Ltd	Australia

UXC Holdings (NZ) Limited	New Zealand

UXC Holdings Pty Ltd	Australia

UXC India IT Services Private Limited	India

UXC Infrastructure Constructions Pty Ltd	Australia

UXC Professional Solutions Holdings Pty Ltd	Australia

UXC Red Rock Consulting (Singapore)	Singapore

UXC Solutions Pty Ltd	Australia

Virtual Clarity Limited	United Kingdom

Walkers Global Shareholding Services Limited	N/A

Walkers Listing & Support Services Limited	N/A

Waltham Holdings LTD	United Kingdom

Wendover Financial Services Corporation	North Carolina

White Labelled Pty Ltd	Australia

Xchange Limited	United Kingdom

Xchanging (Mauritius) Limited	Mauritius

Xchanging (Rebus) Pension Trustees Limited	United Kingdom

Xchanging (SEA) Pte. Limited	Singapore

Xchanging Asia Pacific Sdn Bhd	Kuala Lumpar

Xchanging B.V.	The Netherlands

NAME	JURISDICTION OF ORGANIZATION

Xchanging Broking Services Limited	United Kingdom

Xchanging Claims Services Limited	United Kingdom

Xchanging Deutschland GmbH & Co. KG	Germany

Xchanging EMEA Limited	United Kingdom

Xchanging Europe Holdco Limited	United Kingdom

Xchanging Finance S.ar.l.	Luxembourg

Xchanging Global Insurance Services (US), Inc.	Delaware

Xchanging Global Insurance Services Bermuda Ltd.	Bermuda

Xchanging Global Insurance Solutions Limited	United Kingdom

Xchanging Global Insurance Systems Limited	United Kingdom

Xchanging Holdco No.3 Limited	United Kingdom

Xchanging Holdings Limited	United Kingdom

Xchanging HR Services Limited	United Kingdom

Xchanging Insurance Systems (Fusion) Limited	United Kingdom

Xchanging Insurance Technical Services Limited	United Kingdom

Xchanging Integrated Services Australia Pty Ltd	Australia

Xchanging Integrated Services Victoria Pty Ltd	Australia

Xchanging International Limited	United Kingdom

Xchanging Italy Holding S.r.L	Italy

Xchanging Italy S.p.A.	Italy

Xchanging Life Management Limited	United Kingdom

Xchanging Limited	United Kingdom

Xchanging Malaysia Sdn Bhd	Kuala Lumpar

Xchanging Mexico S de R L	Mexico

NAME	JURISDICTION OF ORGANIZATION

Xchanging Procurement Services (Holdco) Limited	United Kingdom

Xchanging Procurement Services (No.2) Limited	United Kingdom

Xchanging Procurement Services Italy S.r.L.	Italy

Xchanging Procurement Services Limited	United Kingdom

Xchanging Procurement Services Pty Ltd	Australia

Xchanging Procurement Services Spain SL	Spain

Xchanging Pty Ltd	Australia

Xchanging Resourcing Services Limited	United Kingdom

Xchanging Services, Inc.	Delaware

Xchanging Software Bermuda Limited	Bermuda

Xchanging Software Europe (Regional Hub) Limited	United Kingdom

Xchanging Software Europe Limited	United Kingdom

Xchanging Software Services, Inc.	Delaware

Xchanging Solutions (Europe) Limited	United Kingdom

Xchanging Solutions (Malaysia) Sdn Bhd	Kuala Lumpar

XCHANGING SOLUTIONS (SINGAPORE) PTE. LIMITED	Singapore

Xchanging Solutions (Singapore) Pte. Limited	Singapore

Xchanging Solutions (USA), Inc.	Delaware

Xchanging Solutions Limited	India

Xchanging Systems and Services, Inc.	Delaware

Xchanging Technology for Intermediaries Pty Ltd	Australia

Xchanging Technology Services Limited	United Kingdom

NAME	JURISDICTION OF ORGANIZATION

Xchanging Turkey Yazilim Hizmetleri Limited Sirketi	Turkey

Xchanging UK Limited	United Kingdom

Xchanging US Funding Limited	United Kingdom

Xchanging US Holdings Limited	United Kingdom

Xchanging Verwaltungs GmbH	Germany

Xchanging, Inc.	Delaware

Xlpro Limited	United Kingdom

Xpanse Limited	United Kingdom

Xpanse No. 2 Limited	United Kingdom

XS (Int) Limited	United Kingdom

XUK Co 2 Limited	United Kingdom

XUK Co. Limited	United Kingdom

XUK Holdco (No. 2) Limited	United Kingdom